Filed pursuant to Rule 497(a)
Registration No. 333-213391
Rule 482ad

PROSPECT CAPITAL CORPORATION
$100,000,000
6.375% Notes due 2024

PRICING TERM SHEET
September 27, 2018

The following sets forth the final terms of the 6.375% Notes due 2024 (the “Notes”) and should only be read together with the preliminary prospectus supplement dated September 27, 2018, together with the accompanying prospectus dated October 30, 2017, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer:                 Prospect Capital Corporation [Ticker: PSEC] (the “Company”)

Expected Ratings*:         S&P: BBB-; Kroll: BBB; Egan-Jones: BBB

Security:             Unsecured Notes

Size:                 $100,000,000

Maturity:             January 15, 2024, unless earlier repurchased or redeemed

Trade Date:            September 27, 2018

Price to Public:	99.685%

Coupon:             6.375%

Yield to Maturity:        6.449%

Spread to Benchmark         +350 bps
Treasury:

Benchmark Treasury:        2.75% UST due August 2023

Benchmark Treasury        99-03
Price and Yield:

Format:             SEC Registered

Settlement:             October 1, 2018 (T+2)

Denomination:         $1,000 and integral multiples thereof

Interest Payment Dates:    January 15 and July 15, commencing January 15, 2019

Optional Redemption:
The Company may redeem in whole or in part at any time, from time to time at a redemption price equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to the redemption date:

100% of the principal amount of the Notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed assuming for this purpose that the Notes mature on December 15, 2023, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 50 basis points; provided, however, that if the Company redeems any Notes on or after December 15, 2023 (the date falling one month prior to the maturity date of the Notes), the redemption price for the Notes will be equal to 100% of the principal amount of the Notes to be redeemed, plus accrued interest and unpaid interest, if any, to, but excluding, the date of redemption.

Change of Control:
Holders have the right to require the Company to repurchase the Notes at 100% of their principal amount plus accrued interest and unpaid interest, if any, in the event of a change of control repurchase event.

Interest Rate Adjustment:
The interest rate payable on the Notes will be subject to adjustment from time to time if an Interest Rate Adjustment Triggering Event occurs or, if following an Interest Rate Adjustment Triggering Event, S&P (or, if applicable, any Substitute Rating Agency) subsequently upgrades the debt rating assigned to the Notes, in each case in the manner described under “Description of the Notes-Interest Rate Adjustment” in the preliminary prospectus supplement.

CUSIP / ISIN:             74348TAS1/ US74348TAS15

Joint Book-Running

Managers:	RBC Capital Markets, LLC/Goldman Sachs & Co. LLC

Lead Managers:	Barclays Capital Inc./BNP Paribas Securities Corp.

Co-Managers:	BB&T Capital Markets, a division of BB&T Securities, LLC/Comerica Securities Inc./KeyBanc Capital Markets Inc./Mizuho Securities USA LLC

* A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement dated September 27, 2018, together with an accompanying prospectus dated October 30, 2017, which have been filed with the Securities and Exchange Commission (the “SEC”), contain this and other information about the Company and should be read carefully before investing. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Company, the underwriters or any dealer participating in the offering will arrange to send you the preliminary prospectus supplement and the accompanying prospectus if you request it by calling RBC Capital Markets, LLC toll-free at 1-866-375-6829 or Goldman Sachs & Co. LLC at 1-866-471-2526.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.